Exhibit 10.8.1
Execution version

AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 15, 2023
by and among

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.,
as the Borrower,

The LENDERS Party Hereto,

and

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION,
as Administrative Agent, Sole Lead Arranger, Sole Bookrunner, Sustainability Coordinator, Swing Line Lender, and an L/C Issuer

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AMENDMENT NO. 1
TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of June 15, 2023, by and among TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC. (the “Borrower”) (the “Borrower”), the Lenders (as defined in the Credit Agreement (as defined below)) party hereto and NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as administrative agent for the Lenders (in its capacity as the administrative agent for the Lenders, the “Administrative Agent”) and Swing Line Lender.
RECITALS
A.    Pursuant to that certain Amended and Restated Credit Agreement, dated as of April 25, 2022, by and among the Borrower, the Lenders party thereto, the Administrative Agent and the other agents party thereto (as amended or otherwise modified from time to time, the “Credit Agreement”), the Lenders have made certain funds available to the Borrower in accordance with the terms and conditions set forth therein.
B.    The Borrower has requested an amendment to the Credit Agreement in the manner and for the purposes set forth in this Amendment.
C.    The Administrative Agent and the Lenders party hereto are willing to agree to such requests, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings that are set forth in the Credit Agreement. Unless otherwise noted, all references to sections or section numbers are to those of the Credit Agreement.
2.Amendment to the Credit Agreement. Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 11:00 a.m. (Eastern time) on the requested borrowing date, and shall specify (i) the amount to be borrowed and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 12:30 p.m. (Eastern time) on the date of the proposed Swing Line Borrowing (A) directing the Swing Line
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Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 12:30 p.m. (Eastern time) on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swing Line Lender in immediately available funds.

3.Conditions. The amendments to the Credit Agreement set forth in Section 2 of this Amendment shall be effective on the date that each of the following conditions is satisfied (such date, the “Amendment No. 1 Effective Date”):
(a)The Administrative Agent shall have received a counterpart of this Amendment, executed by the Borrower and the Required Lenders;
(b)No Default shall have occurred or be continuing or would result from the consummation of the transactions contemplated by this Amendment;
(c)Payment of all fees and expenses due to the Lenders as of the Amendment No. 1 Effective Date; and
(d)The Administrative Agent and the Lenders shall have received such other documents, information or agreements regarding the Borrower as the Administrative Agent may reasonably request.
4.Confirmation of Loan Documents; Representations and Warranties.
(a)The Borrower hereby reaffirms (i) the Credit Agreement, as amended by this Amendment, (ii) the other Loan Documents, and (iii) its obligations to the Administrative Agent and the Lenders thereunder.
(b)The Borrower represents and warrants as of the Amendment No. 1 Effective Date that (i) no Default has occurred or is continuing or would result from the consummation of the transactions contemplated by this Amendment, (ii) the representations and warranties of the Borrower contained in Article V of the Credit Agreement (other than Sections 5.05(c), 5.10, 5.16, and 5.20 of Credit Agreement), are true and correct (a) in all respects, with respect to the representations and warranties qualified by materiality or Material Adverse Effect, or (b) in all material respects, with respect to all other representations and warranties, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, (iii) the Borrower has all requisite power to execute, deliver and perform this Amendment and any other documents delivered in connection herewith, (iv) the execution, delivery and performance by the Borrower of this Amendment and any other documents delivered in connection herewith have been duly authorized by all necessary action of the Borrower and all governmental and other approvals and consents therefore have been duly obtained and are in full force and effect and (v) this Amendment and any other documents delivered in connection herewith constitute the legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms, except as such enforceability may be limited by (y) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (z) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
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5.Costs and Expenses. The Borrower agrees to pay all reasonable costs and expenses incurred by the Administrative Agent in connection with the preparation this Amendment, including third-party costs and the fees and expenses of the Administrative Agent’s counsel.
6.References in the Credit Agreement.
(a)Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment.
(b)Except as specifically amended above, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects.
(c)This Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
(d)This Amendment (together with any other document executed and delivered in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
7.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
8.WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
9.Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
10.Counterparts. This Amendment may be executed in counterparts, and such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile signatures (or signatures transmitted by electronic means, including by email with a “.pdf” copy thereof attached) on this Amendment shall be treated for all purposes as binding on such signatory to the same extent as an original signature. If a party delivers an executed counterpart of this Amendment, such party shall deliver to the Administrative Agent (or its counsel) such number of original signatures of this Amendment promptly after its effectiveness as the Administrative Agent may request.
[Signature pages follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC., as the Borrower

By: /s/ Patrick L. Bridges
Name: Patrick L. Bridges
Title: Senior Vice President and CFO

[Amendment No. 1]
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NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION, as Administrative Agent, a Lender and the Swing Line Lender

By: /s/ Ling Wang
Name: Ling Wang
Title:    SVP & CFO
[Amendment No. 1]
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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Kevin S. Murphy
Name: Kevin S. Murphy
Title:    Senior Vice President
[Amendment No. 1]
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TRUIST BANK,
as a Lender

By: /s/ Matthew R. Wyatt
Name: Matthew R. Wyatt
Title:    Senior Vice President

[Amendment No. 1]
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BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Scott R. Zuidervenn
Name: Scott R. Zuidervenn
Title:     Senior Vice President

[Amendment No. 1]
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